Exhibit 99.2

Agere Systems Inc.
Unaudited Supplemental Financial Information
May 6, 2004

Agere Systems Inc.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in millions except per share amounts)

	Quarter Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2004	2003	2003	2003	2003
Revenue	$462	$516	$504	$456	$443
Costs	254	285	290	321	326

Gross profit — $	208	231	214	135	117
Gross profit — %	45.0%	44.8%	42.5%	29.6%	26.4%
Operating Expenses
Selling, general and administrative	70	76	67	76	78
Research and development	128	119	107	117	116
Amortization of acquired intangible assets	1	2	1	2	3
Purchased in-process research and development	—	13	—	—	—
Restructuring and other charges — net	7	47	32	6	68
(Gain) loss on sale of operating assets — net	1	(1)	(8)	(15)	2

Total operating expenses	207	256	199	186	267

Operating Income (Loss)	1	(25)	15	(51)	(150)
Other income — net	4	1	3	3	13
Interest expense	10	12	12	11	11

Income (loss) from continuing operations before income taxes	(5)	(36)	6	(59)	(148)
Provision (benefit) for income taxes	(79)	3	(16)	8	30

Income (loss) from continuing operations	74	(39)	22	(67)	(178)

Discontinued Operations:
Income (loss) from operations of discontinued business — net of taxes	—	—	(11)	—	12
Gain (loss) on disposal of discontinued business — net of taxes	—	—	—	(11)	41

Income (loss) from discontinued operations	—	—	(11)	(11)	53

Net Income (Loss)	$74	$(39)	$11	$(78)	$(125)

Basic and diluted income (loss) per share information:
Income (loss) from continuing operations	$0.04	$(0.02)	$0.01	$(0.04)	$(0.11)
Income (loss) from discontinued operations	—	—	—	(0.01)	0.03

Net Income (loss)	$0.04	$(0.02)	$0.01	$(0.05)	$(0.08)

Weighted average shares outstanding—basic (in millions)	1,711	1,697	1,686	1,678	1,656

Weighted average shares outstanding—diluted (in millions)	1,734	1,697	1,707	1,678	1,656

Agere Systems Inc.
Unaudited Pro Forma Results of Operations
(Dollars in millions except per share amounts)

	Quarter Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2004	2003	2003	2003	2003
Revenue
Client	$334	$398	$381	$324	$316
Infrastructure	128	118	123	132	127

Total Revenue	462	516	504	456	443
Gross Profit — $
Client	124	155	135	63	47
Infrastructure	84	76	79	72	70

Total Gross Profit — $	208	231	214	135	117
Gross Profit — %
Client	37.1%	38.9%	35.4%	19.4%	14.9%
Infrastructure	65.6%	64.4%	64.2%	54.5%	55.1%

Total Gross Profit — %	45.0%	44.8%	42.5%	29.6%	26.4%
Operating Expenses Included in Pro Forma Results
Selling, general and administrative	70	76	67	76	78
Research and development	128	119	107	117	116

Pro Forma Operating Income (Loss)
Client	8	40	36	(48)	(60)
Infrastructure	2	(4)	4	(10)	(17)

Total Pro Forma Operating Income (Loss)	10	36	40	(58)	(77)
Other income — net	4	1	3	3	13
Interest expense	10	12	12	11	11
Provision (benefit) for income taxes	(79)	3	(16)	8	30

Pro Forma Net Income (Loss)	$83	$22	$47	$(74)	$(105)

Pro Forma Net Income (Loss) per share	$0.05	$0.01	$0.03	$(0.04)	$(0.06)

Weighted average shares outstanding—basic (in millions)	1,711	1,697	1,686	1,678	1,656

Weighted average shares outstanding—diluted (in millions)	1,734	1,697	1,707	1,678	1,656

Reconciliation of Pro Forma Operating Income (Loss) to Operating Income (Loss)
Pro Forma Operating Income (Loss)	$10	$36	$40	$(58)	$(77)
Amortization of acquired intangible assets	1	2	1	2	3
Purchased in-process research and development	—	13	—	—	—
Restructuring and other charges — net	7	47	32	6	68
(Gain) loss on sale of operating assets — net	1	(1)	(8)	(15)	2

Operating Income (Loss)	$1	$(25)	$15	$(51)	$(150)

Reconciliation of Pro Forma Net Income (Loss) to Net Income (Loss)
Pro Forma Net Income (Loss)	$83	$22	$47	$(74)	$(105)
Amortization of acquired intangible assets	1	2	1	2	3
Purchased in-process research and development	—	13	—	—	—
Restructuring and other charges — net	7	47	32	6	68
(Gain) loss on sale of operating assets — net	1	(1)	(8)	(15)	2
Income (loss) from operations of discontinued business — net of taxes	—	—	(11)	—	12
Gain (loss) on disposal of discontinued operations — net of taxes	—	—	—	(11)	41

Net Income (Loss)	$74	$(39)	$11	$(78)	$(125)

Agere Systems Inc.
Unaudited Net Income Per Share Guidance

Quarter Ending
Jun 30
2004
Reconciliation of Pro Forma Net Income Per Share to Net Income Per Share
Pro Forma Net Income (High End of Range)	$0.01
Pro Forma Net Income (Low End of Range)	$0.00

Restructuring and other charges — net	0.00
Gain (loss) on sale of operating assets — net	0.00
Amortization of acquired intangible assets	0.00

0.00

Net Income (High End of Range)	$0.01
Net Income (Low End of the Range)	$0.00